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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                FEBRUARY 16, 2007

                        COMMISSION FILE NUMBER: 001-03985

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                                 EDO CORPORATION
             (Exact name of registrant as specified in its charter)

                NEW YORK                               11-0707740
        (State of incorporation)           (I.R.S. Employer Identification No.)

     60 EAST 42ND STREET - 42ND FLOOR
            NEW YORK, NEW YORK                             10165
(Address of Principal Executive Offices)                 (Zip Code)

                                 (212) 716-2000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On February 16, 2007, EDO Corporation (the "Registrant") entered into an Amendment No. 4 to the Credit Agreement, dated as of November 4, 2005 (the "Amendment"). The Amendment amends various financial and negative covenants, including certain maximum leverage ratios.

A copy of the Amendment No. 4 is attached hereto as Exhibit 10(b) and incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On February 19, 2007, John A. Gordon, General, U.S. Air Force (Retired) was elected to EDO Corporation Board of Directors. There are no arrangements or understandings between Mr. Gordon and any other person pursuant to which Mr. Gordon was selected as a director. Mr. Gordon has not been named to any committees of the Board as of the date of this disclosure.

     Upon his election, the Company granted to Mr. Gordon options to purchase 10,000 shares of the Company's Common Stock pursuant to the EDO Corporation 2004 Non-Employee Director Stock Option Plan.

ITEM 9.01 EXHIBITS

     On February 20, 2007, EDO Corporation issued a press release announcing the election of Mr. Gordon to the EDO Corporation Board of Directors. A copy of this press release is attached hereto as Exhibit (99).

(c)  Exhibits

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
Exhibit Number                     Description of Exhibit
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
10(b) Amendment No. 4, dated as of February 16, 2007, by and among EDO Corporation, the Lenders party hereto and Citicorp USA, Inc., as Administrative Agent

99.1             Press Release of EDO Corporation, dated February 20, 2007
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EDO CORPORATION


                                        By /s/ Frederic B. Bassett
                                           -------------------------------------
                                           Senior Vice President-Finance,
                                           Treasurer and Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer)

Date: February 21, 2007


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